UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 10, 2005

BLOCKBUSTER INC.

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	001-15153	52-1655102
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Elm Street Dallas, Texas	75270
(Address of principal executive offices)	(Zip Code)

(214) 854-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On May 10, 2005, the Compensation Committee of the Board of Directors of Blockbuster Inc. (“Blockbuster”) approved annual merit salary increases for the following Blockbuster executive officers: Frank G. Paci, Executive Vice President, Finance and Accounting, Strategic Planning and Development, will receive $434,000 for fiscal 2005; Nicolas P. Shepherd, Executive Vice President and President, Blockbuster North America, will receive $565,000 for fiscal 2005; Edward B. Stead, Executive Vice President, General Counsel, and Executive Vice President Business Development, will receive $560,000 for fiscal 2005; Eileen M. Terry, Executive Vice President, Franchising, Emerging Brands, Canada and Global Diversity Officer, will receive $342,000 for fiscal 2005; Chris Wyatt, Executive Vice President and President, International, will receive £346,000 ($649,543) for fiscal 2005; and Larry J. Zine, Executive Vice President, Chief Financial Officer and Chief Administrative Officer, will receive $640,000 for fiscal 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLOCKBUSTER INC.

Date: May 16, 2005	By:	/s/ Larry J. Zine
Larry J. Zine Executive Vice President, Chief Financial Officer and Chief Administrative Offer